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                            NASCOR MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-01
                                  POOL PROFILE

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                                      -----------------  ----------------------
                                             Bid                  Tolerance
                                      -----------------  ----------------------
AGGREGATE PRINCIPAL BALANCE              $500,000,000              (+/- 5.00%)

MORTGAGE LOAN CUTOFF DATE                    1-Jan-99
INTEREST RATE RANGE                     6.00% - 9.50%
GROSS WAC                                       7.35%            (+/- 10 Bps%)
WEIGHTED AVERAGE SERVICE FEE                   25 bps
MASTER SERVICING FEE                          1.7 bps
WAM (in months)                                   357            (+/- 2 month)

WALTV                                             73%            (maximum 78%)

CALIFORNIA %                                      55%            (maximum 55%)
SINGLE LARGEST ZIP CODE CONCENTRATION              1%            (maximum  3%)

AVERAGE LOAN BALANCE                         $336,000       (maximum $350,000)
LARGEST INDIVIDUAL LOAN BALANCE              $999,000     (maximum $1,500,000)

CASH-OUT REFINANCE %                              19%           (maximum  24%)

PRIMARY RESIDENCE %                               98%            (minimum 93%)

SINGLE-FAMILY DETACHED %                          91%            (minimum 86%)

FULL DOCUMENTATION %                              93%            (minimum 88%)

UNINSURED > 80% LTV %                              1%             (maximum 5%)

TEMPORARY BUYDOWNS                                 0%            (maximum  5%)

FICO                                              727            (minimum 710)

    THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF
           THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT.



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(1)  All dollar amounts are approximate and all percentages are expressed as approximate percentages of the Aggregate Principal Balance.

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                            NASCOR MORTGAGE LOAN POOL
                       20-YEAR THROUGH 30-YEAR FIXED RATE
                            NON-RELOCATION MORTGAGES
                              NASCOR SERIES 1999-01
                               PRICING INFORMATION

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RATING AGENCIES                         TBD by Norwest

PASS THRU RATE                                   6.50%

ASSUMED SIZE OF PRINCIPAL ONLY CLASS             0.04%

PRICING DATE                                 18-Nov-98

FINAL STRUCTURE DUE DATE                     11-Jan-99          9:00 AM

SETTLEMENT DATE                              28-Jan-99

ASSUMED SUB LEVELS                                 AAA           4.000%
                                                    AA           2.500%
                                                     A           1.200%
                                                   BBB           0.750%
                                                    BB           0.450%
                                                     B           0.250%





NASCOR may structure the excess interest as an interest only certificate, or as fixed retained yield or servicing fee which will be excluded from the trust for Series 1999-01. The principal only certficate created by the discount mortgage loans will not be included in the bid on the pricing date.



NASCOR CONTACTS                                    Brad Davis (301)846-8009
                                                   Lori Fountain (301)846-8185